UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 21, 2015

Midstates Petroleum Company, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35512	45-3691816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 South Boston Avenue, Suite 1000 Tulsa, Oklahoma	74103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (918) 947-8550

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Second Lien Notes. On May 21, 2015, Midstates Petroleum Company, Inc. (the “Company”) and its wholly owned subsidiary Midstates Petroleum Company LLC (together with the Company, the “Issuers”) issued and sold $625 million aggregate principal amount of 10% Senior Secured Second Lien Notes (the “Second Lien Notes”) in a private placement (the “Private Placement”) conducted pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Second Lien Notes will mature on the earlier of June 1, 2020 or 12 months after the maturity date of the Company’s Revolving Credit Facility (as defined below) (including any extension or refinancing of such facility).  The Second Lien Notes are unconditionally guaranteed, jointly and severally, on a senior secured basis by each of the Company’s future restricted principal subsidiaries (the “Guarantors”). The notes will be initially secured by second-priority liens on substantially all of the Company’s and any subsidiary guarantors’ assets that secure the Company’s Revolving Credit Facility.

The Second Lien Notes were issued under and are governed by an indenture dated May 21, 2015 (the “Second Lien Indenture”), among the Issuers and Wilmington Trust, National Association, as trustee (the “Trustee”).  The Second Lien Indenture contains customary terms, events of default and covenants relating to, among other things, the incurrence of debt, the payment of dividends or similar restricted payments, undertaking transactions with the Company’s unrestricted affiliates and limitations on asset sales.  Indebtedness under the Second Lien Notes may be accelerated in certain circumstances upon an event of default as set forth in the Second Lien Indenture.

The Second Lien Notes are senior secured obligations of the Company and rank effectively junior to the Issuers’ obligations under their Revolving Credit Facility, effectively senior to the Issuers’ and the Guarantors’ existing and future unsecured indebtedness, effectively senior to the Company’s Third Lien Notes (as defined below) and all future junior lien obligations, effectively junior to all existing and future secured indebtedness secured by assets not constituting collateral under the Second Lien Notes, pari passu with all of the Company’s existing and future senior debt, structurally subordinated to all existing and future indebtedness of any non-Guarantor subsidiaries and senior to any existing or future subordinated debt.

In connection with the Private Placement, the Issuers and the Guarantors entered into a registration rights agreement (the “Second Lien Registration Rights Agreement”) with the initial purchasers of the Second Lien Notes on May 21, 2015 pursuant to which the Issuers are obligated, within 270 days after the issuance of the Second Lien Notes, to file with the Securities and Exchange Commission under the Securities Act a registration statement with respect to an offer to exchange the Second Lien Notes for substantially identical new notes of the Issuers.  The Issuers will be obligated to pay liquidated damages consisting of additional interest on the Second Lien Notes if, within the periods specified in the agreement, they do not file the exchange offer registration statement or if certain other events occur.

Third Lien Notes. Concurrently with the completion of the Private Placement, the Issuers issued approximately $504.1 million in aggregate principal amount of Senior Secured Third Lien Notes (the “Third Lien Notes”) in a private placement in exchange for approximately $279.8 million of the Issuers’ 10.75% Senior Unsecured Notes due 2020 and approximately $350.3 million of the Issuers’ 9.25% Senior Unsecured Notes due 2021, representing an exchange at 80% of par value (the “Exchange”).  The Third Lien Notes will be initially secured by third-priority liens on substantially all of the Issuers’ assets that secure the Second Lien Notes. The Third Lien Notes will have an interest rate of 12%, consisting of cash interest of 10% and paid-in-kind interest of 2%, per annum and will mature on the earlier of June 1, 2020 and 12 months after the maturity date of the Company’s Revolving Credit Facility (including any extension or refinancing of such facility).

The Third Lien Notes were issued under and are governed by an indenture dated May 21, 2015 (the “Third Lien Indenture”), among the Issuers and the Trustee.  The Third Lien Indenture contains customary terms, events of default and covenants relating to, among other things, the incurrence of debt, the payment of dividends or similar restricted payments, undertaking transactions with the Company’s unrestricted affiliates and limitations on asset sales.  Indebtedness under the Third Lien Notes may be accelerated in certain circumstances upon an event of default as set forth in the Second Lien Indenture.

In connection with the Exchange, the Issuers and the Guarantors entered into a registration rights agreement (the “Third Lien Registration Rights Agreement”) with the initial purchasers of the Third Lien Notes on May 21, 2015 pursuant to which the Issuers are obligated, within 270 days after the issuance of the Third Lien Notes, to file with the Securities and Exchange Commission under the Securities Act a registration statement with respect to an offer to exchange the Third Lien Notes for substantially identical new notes of the Issuers.  The Issuers will be obligated to pay liquidated damages consisting of additional interest on the Third Lien Notes if, within the periods specified in the agreement, it does not file the exchange offer registration statement or if certain other events occur.

Intercreditor Agreement and Security Agreements.  On May 21, 2015, the Issuers, SunTrust Bank, as priority lien agent, and Wilmington Trust, National Association, as second lien collateral agent and third lien collateral agent, entered into an intercreditor agreement (the “Intercreditor Agreement”) to govern the relationship of the lenders under the Company’s revolving credit facility and holders of the Second Lien Notes and Third Lien Notes with respect to collateral and certain other matters. Additionally, the Company entered into a Second Lien Pledge and Security Agreement (the “Second Lien Security Agreement”) and a Third Lien Pledge and Security Agreement (the “Third Lien Security Agreement”), in each case, with Wilmington Trust, National Association, as  collateral agent, relating to certain collateral matters.

Amendment to Credit Agreement.  On May 21, 2015, the Issuers entered into a Seventh Amendment (the “Seventh Amendment”) to their Second Amended and Restated Credit Agreement dated as of June 8, 2012, among the Issuers, as borrowers, SunTrust Bank, N.A., as administrative agent, and the lenders and other parties thereto (the “Revolving Credit Agreement”). The Seventh Amendment provides that, upon completion of the Private Placement and Exchange, the Company’s borrowing base will be reduced to $253 million. The next scheduled redetermination of the borrowing base will be October 2015. The Seventh Amendment also provides additional covenant flexibility and allows for the Private Placement and the Exchange.

Copies of the Second Lien Indenture, Third Lien Indenture, Intercreditor Agreement, Second Lien Security Agreement, Third Lien Security Agreement and the Seventh Amendment are filed herewith as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, and 10.4, respectively.  The foregoing summaries of these agreements do not purport to be complete and are qualified in their entirety by reference to the text of the agreements.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

The Company issued a press release on May 21, 2015, announcing the completion of the Private Placement, the Exchange and the Seventh Amendment.  A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
4.1

Indenture, dated May 21, 2015, by and among the Midstates Petroleum Company, Inc., Midstates Petroleum Company LLC and, Wilmington Trust, National Association, as trustee, governing the Second Lien Notes.

4.2

Indenture, dated May 21, 2015, by and among the Midstates Petroleum Company, Inc., Midstates Petroleum Company LLC and, Wilmington Trust, National Association, as trustee, governing the Third Lien Notes.

10.1

Intercreditor Agreement, dated May 21, 2015, by and among the Midstates Petroleum Company, Inc., Midstates Petroleum Company LLC, SunTrust Bank, as priority lien agent, and, Wilmington Trust, National Association, as second lien collateral agent and third lien collateral agent.

10.2

Second Lien Pledge and Security Agreement, dated May 21, 2015, by and among the Midstates Petroleum Company, Inc., Midstates Petroleum Company LLC and, Wilmington Trust, National Association, as collateral agent.

10.3

Third Lien Pledge and Security Agreement, dated May 21, 2015, by and among the Midstates Petroleum Company, Inc., Midstates Petroleum Company LLC and, Wilmington Trust, National Association, as collateral agent.

10.4

Seventh Amendment to Second Amended and Restated Credit Agreement, dated as of May 21, 2015, among Midstates Petroleum Company, Inc., Midstates Petroleum Company LLC, as borrower, SunTrust Bank, N.A., as administrative agent, and the lenders and other parties thereto.

99.1	Press Release dated May 21, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Midstates Petroleum Company, Inc.
(Registrant)

Date: May 22, 2015

	By:	/s/ Nelson M. Haight
Nelson M. Haight
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1

Indenture, dated May 21, 2015, by and among the Midstates Petroleum Company, Inc., Midstates Petroleum Company LLC and, Wilmington Trust, National Association, as trustee, governing the Second Lien Notes.

4.2

Indenture, dated May 21, 2015, by and among the Midstates Petroleum Company, Inc., Midstates Petroleum Company LLC and, Wilmington Trust, National Association, as trustee, governing the Third Lien Notes.

10.1

Intercreditor Agreement, dated May 21, 2015, by and among the Midstates Petroleum Company, Inc., Midstates Petroleum Company LLC, SunTrust Bank, as priority lien agent, and, Wilmington Trust, National Association, as second lien collateral agent and third lien collateral agent.

10.2

Second Lien Pledge and Security Agreement, dated May 21, 2015, by and among the Midstates Petroleum Company, Inc., Midstates Petroleum Company LLC and, Wilmington Trust, National Association, as collateral agent.

10.3

Third Lien Pledge and Security Agreement, dated May 21, 2015, by and among the Midstates Petroleum Company, Inc., Midstates Petroleum Company LLC and, Wilmington Trust, National Association, as collateral agent.

10.4

Seventh Amendment to Second Amended and Restated Credit Agreement, dated as of May 21, 2015, among Midstates Petroleum Company, Inc., Midstates Petroleum Company LLC, as borrower, SunTrust Bank, N.A., as administrative agent, and the lenders and other parties thereto.

99.1	Press Release dated May 21, 2015.